Exhibit 4.14

CONVERSION AND AMENDMENT AGREEMENT

THIS CONVERSION AND AMENDMENT AGREEMENT (this “Agreement”) is made and entered into as of June 16, 2011, by and among HORIZON PHARMA, INC., a Delaware corporation (the “Company”), and the undersigned stockholders of the Company (the “Stockholders”).

RECITALS

WHEREAS, the Company is contemplating the consummation of a firm commitment underwritten initial public offering of its common stock (the “IPO”);

WHEREAS, the Stockholders are holders of shares of the Company’s outstanding Series A Preferred Stock (the “Series A Preferred”) and Series B Preferred Stock (the “Series B Preferred”, together with the Series A Preferred, the “Series Preferred”), and/or shares of the Company’s Common Stock (“Common Stock”);

WHEREAS, pursuant to the Company’s Amended and Restated Certificate of Incorporation, as amended and as may be amended from time to time (the “Restated Certificate”), each share of Series Preferred shall automatically be converted into shares of Common Stock, based on the then-effective Conversion Price (as defined in the Restated Certificate) applicable to such share of Series Preferred, immediately upon the earlier of (A) the Company’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act of 1933, as amended, provided: (i) such offering results in aggregate gross cash proceeds of not less than $50,000,000 (prior to underwriting discounts and commissions) and (ii) the shares of Common Stock so sold are listed on the NYSE, the NASDAQ Global Select Market, or the NASDAQ Global Market (a “Qualified IPO”); or (B) the date specified by written consent or agreement of the holders of at least 66 2/3% of the then outstanding shares of Series Preferred, voting together as a single class on an as-converted basis;

WHEREAS, the Stockholders constitute the holders of at least 66 2/3% of the outstanding shares of the Series Preferred, voting together as a single class on an as-converted basis;

WHEREAS, the Company and certain of the undersigned Stockholders, among others, are parties to that certain Investors’ Rights Agreement dated as of April 1, 2010 (the “Investors’ Rights Agreement”) and that certain Voting Agreement dated as of April 1, 2010 (the “Voting Agreement”);

WHEREAS, the Investors’ Rights Agreement contains certain provisions the termination of which are triggered by the closing of a Qualified IPO;

WHEREAS, the Voting Agreement terminates upon the consummation of a firm commitment underwritten public offering by the Company of shares of its Common Stock in connection with which all of the outstanding shares of Series Preferred are converted into shares of Common Stock, pursuant to the Restated Certificate;

1.

WHEREAS, any term of the Investors’ Rights Agreement may be amended or waived with the written consent of the Company and the holders of at least 66 2/3% of the Registrable Securities (as defined in the Investors’ Rights Agreement) then outstanding;

WHEREAS, the undersigned stockholders have the requisite percentages of the applicable securities required to amend the provisions of the Investors’ Rights Agreement;

WHEREAS, the undersigned Stockholders desire to assist the Company in proceeding with an IPO and, in connection therewith, desire to amend certain provisions of the Investors’ Rights Agreement and to confirm the termination of the Voting Agreement; and

WHEREAS, in order to eliminate any uncertainty or delay with respect to the conversion of the Series Preferred in connection with the IPO the undersigned Stockholders desire to: (A) approve the conversion, effective immediately prior to the closing of the IPO, of each share of Series Preferred then outstanding into Common Stock at the then-effective applicable Conversion Price, provided that the price per share of the Common Stock sold in the IPO to the public is approved by the Board of Directors of the Company (the “Board”) or the Pricing Committee of the Board (an “Approved IPO”), and (B) amend the Investors’ Rights Agreement and confirm the termination of the Voting Agreement, all as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, the parties to this Agreement, for good and valuable consideration, the receipt and sufficiency of which are acknowledged and agreed, hereby agree as follows:

1. CONVERSION. Each undersigned Stockholder, with respect to all shares of Series Preferred held by it, hereby agrees and consents that, effective immediately prior to the closing of an Approved IPO, whether or not such Approved IPO also constitutes a Qualified IPO, all outstanding shares of the Series Preferred shall automatically be converted into shares of Common Stock at the applicable Conversion Price (each as defined in the Restated Certificate) then in effect.

2. AMENDMENT OF INVESTORS’ RIGHTS AGREEMENT. The Company and the undersigned Stockholders that are holders of Registrable Securities, with respect to all shares of Registrable Securities held thereby, on behalf of themselves and all other holders of Registrable Securities, hereby amend the Investors’ Rights Agreement as follows:

The following defined term in Section 1.1(i) of the Investors’ Rights Agreement is hereby amended in its entirety as follows:

“Qualified IPO” means the Company’s sale of its Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act, provided: (i) the price per share of the Common Stock sold in the IPO to the public is approved by the Board or a Pricing Committee of the Board and (ii) the shares of Common Stock so sold are listed on the NYSE, the NASDAQ Global Select Market, or the NASDAQ Global Market.

2.

3. TERMINATION OF VOTING AGREEMENT. The Company and the undersigned Stockholders, on behalf of themselves and all other parties to the Voting Agreement, hereby acknowledge that, effective immediately prior to the closing of an Approved IPO, the Voting Agreement shall terminate in its entirety and be of no further force or effect pursuant to its terms.

4. SUNSET. Notwithstanding anything to the contrary set forth herein, this Agreement and all obligations hereunder shall terminate and this Agreement shall have no force or effect retrospectively or prospectively if the closing of an Approved IPO has not occurred prior to September 30, 2011.

5. MISCELLANEOUS.

(a) Entire Agreement; Binding Effect. This Agreement constitutes the entire agreement of the parties hereto related to the matters set forth herein, and supersedes all prior agreements between such parties, whether written or oral, related to such subject matter. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Except as amended or expressly provided hereby, the terms of the Investors’ Rights Agreement and the Voting Agreement shall remain in full force and effect.

(b) Amendment; Waiver. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and each party against whom enforcement of such amendment, waiver, discharge or termination is sought.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to contracts among California residents entered into and performed entirely within California.

(d) Counterparts; Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be as effective as original signatures.

(e) Further Assurances. Each party hereto agrees to execute and deliver, or cause to be executed and delivered, such further instruments or documents or take such other actions as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

3.

IN WITNESS WHEREOF, the parties hereto have executed this CONVERSION AND AMENDMENT AGREEMENT as of the date first written above.

COMPANY:

HORIZON PHARMA, INC.

By:	/s/ Timothy P. Walbert
Name:	Timothy P. Walbert
Title:	Chairman, President and
Chief Executive Officer

[SIGNATURE PAGE TO CONVERSION AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this CONVERSION AND AMENDMENT AGREEMENT as of the date first written above.

STOCKHOLDER:

SCALE VENTURE PARTNERS II, L.P.

By:	Scale Venture Management II, LLC
Its:	General Partner

/s/ Lou Bock
Lou Bock
Managing Director

[SIGNATURE PAGE TO CONVERSION AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this CONVERSION AND AMENDMENT AGREEMENT as of the date first written above.

STOCKHOLDERS:

SUTTER HILL VENTURES, A CALIFORNIA LIMITED PARTNERSHIP

By:	/s/ Robert Yin, Under Power of Attorney
Name:	Jeffrey W. Bird
Managing Director of the General Partner

JEFFREY W. BIRD AND CHRISTINA R. BIRD AS TRUSTEES OF JEFFREY W. AND CHRISTINA R. BIRD TRUST AGREEMENT DATED 10/31/00

By:	/s/ Robert Yin, Under Power of Attorney
Jeffrey W. Bird, Trustee

[SIGNATURE PAGE TO CONVERSION AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this CONVERSION AND AMENDMENT AGREEMENT as of the date first written above.

STOCKHOLDER S:

ESSEX WOODLANDS HEALTH VENTURES FUND VII, L.P.

By:	Essex Woodlands Health Ventures VII, LP.
Its:	General Partner

By:	Essex Woodlands Health Ventures VII, L.L.C.
Its:	General Partner

By:	/s/ Jeff Himawan
Jeff Himawan, Managing Director

[SIGNATURE PAGE TO CONVERSION AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this CONVERSION AND AMENDMENT AGREEMENT as of the date first written above.

STOCKHOLDER S: ATLAS VENTURE FUND VI, L.P.

By:	Atlas Venture Associates VI, L.P.
Their:	General Partner

By:	Atlas Venture Associates VI, Inc.
Its:	General Partner

By:	/s/ Kristen Laguerre
Name:	Kristen Laguerre
Title:	Vice President

ATLAS VENTURE ENTREPRENEURS’ FUND VI, L.P.

By:	Atlas Venture Associates VI, L.P.
Their:	General Partner

By:	Atlas Venture Associates VI, Inc.
Its:	General Partner

By:	/s/ Kristen Laguerre
Name:	Kristen Laguerre
Title:	Vice President

ATLAS VENTURE FUND VI GMBH & CO. KG

By:	Atlas Venture Associates VI, L.P.
Its:	Managing Limited Partner

By:	Atlas Venture Associates VI, Inc.
Its:	General Partner

By:	/s/ Kristen Laguerre
Name:	Kristen Laguerre
Title:	Vice President

[SIGNATURE PAGE TO CONVERSION AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this CONVERSION AND AMENDMENT AGREEMENT as of the date first written above.

STOCKHOLDER S: THE GLOBAL LIFE SCIENCE VENTURES FONDS II GMBH & CO KG

By:	The Global Life Science Ventures GmbH
Its:	General Partner

By:	/s/ Dr. Hans A. Kupper
Name:	Dr. Hans A. Kupper
Title:	Managing Director of the GLSV GmbH
the General Partner of the GLSV Fond II GmbH + CoKG

THE GLOBAL LIFE SCIENCE VENTURES FUND II LIMITED PARTNERSHIP

By:	Global Life Science Ventures (GP) Limited
Its:	General Partner

By:	/s/ Barry McClay
Name:	Barry McClay
Title:	Director

[SIGNATURE PAGE TO CONVERSION AND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this CONVERSION AND AMENDMENT AGREEMENT as of the date first written above.

STOCKHOLDER S: NGN BIOMED OPPORTUNITY I, L.P.

By:	NGN BioMed I, G.P., L.P.
Its:	General Partner

By:	NGN Capital LLC
Its:	General Partner

By:	/s/ Peter Johann
Name:	Dr. Peter Johann
Title:	Managing General Partner

NGN BIOMED OPPORTUNITY I GMBH & CO. BETEILIGUNGS KG

By:	NGN Capital LLC
Its:	Managing Limited Partner

By:	/s/ Peter Johann
Name:	Dr. Peter Johann
Title:	Managing General Partner

[SIGNATURE PAGE TO CONVERSION AND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this CONVERSION AND AMENDMENT AGREEMENT as of the date first written above.

STOCKHOLDER: TVM LIFE SCIENCE VENTURES VI, L.P.

By:	TVM Life Science Ventures VI Cayman Ltd.,
Its	General Partner

By:	/s/ Mark Cipriano
Name:	Mark Cipriano
Title:	Authorized Officer

By:	/s/ John J. Dierko
Name:	John J. Dierko
Title:	Authorized Officer

TVM LIFE SCIENCE VENTURES VI GMBH & CO. KG

By:	/s/ Mark Cipriano
Name:	Mark Cipriano
Title:	Managing Limited Partner

By:	/s/ John J. Dierko
Name:	John J. Dierko
Title:	Managing Limited Partner

[SIGNATURE PAGE TO CONVERSION AND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this CONVERSION AND AMENDMENT AGREEMENT as of the date first written above.

STOCKHOLDERS: CD-VENTURE GMBH

By:	/s/ Christian Boehringer
Name:	Christian Boehringer
Title:	General Manager and Owner

ANMA VENTURE GMBH

By:	/s/ Mathias Boehringer
Name:	Dr. Mathias Boehringer
Title:	Managing Director

CBI GMBH

By:	/s/ Christian Boehringer
Name:	Christian Boehringer
Title:	Managing Director

[SIGNATURE PAGE TO CONVERSION AND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this CONVERSION AND AMENDMENT AGREEMENT as of the date first written above.

STOCKHOLDERS:
DAVID L. ANDERSON, TRUSTEE OF THE ANDERSON LIVING TRUST U/A/D 1/22/98

By:	/s/ Robert Yin, Under Power of Attorney
Name:
Title:

ANVEST, L.P.

By:	/s/ Robert Yin, Under Power of Attorney
Name:
Title:

G. LEONARD BAKER, JR. AND MARY ANNE BAKER, CO-TRUSTEES OF THE BAKER REVOCABLE TRUST, U/A/D 2/3/03

By:	/s/ Robert Yin, Under Power of Attorney
Name:
Title:

TENCH COXE AND SIMONE OTUS COXE, CO-TRUSTEES OF THE COXE REVOCABLE TRUST, U/A/D 4/23/98

By:	/s/ Robert Yin, Under Power of Attorney
Name:
Title:

DAVID E. SWEET AND ROBIN T. SWEET, AS TRUSTEES OF THE DAVID & ROBIN SWEET LIVING TRUST, DATED 7/6/04

By:	/s/ Robert Yin, Under Power of Attorney
Name:
Title:

[SIGNATURE PAGE TO CONVERSION AND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this CONVERSION AND AMENDMENT AGREEMENT as of the date first written above.

STOCKHOLDERS:
JAMES C. GAITHER, TRUSTEE OF THE GAITHER REVOCABLE TRUST, U/A/D 9/28/00

By:	/s/ Robert Yin, Under Power of Attorney
Name:
Title:

/s/ Robert Yin, Under Power of Attorney
JAMES C. GAITHER

/s/ Robert Yin, Under Power of Attorney
LYNN B. GRAW

/s/ Robert Yin, Under Power of Attorney
PATRICIA TOM

/s/ Robert Yin, Under Power of Attorney
JULIE A. YOUNGER

/s/ Robert Yin, Under Power of Attorney
KELLY L. YOUNGER

/s/ Robert Yin, Under Power of Attorney
MARK YOUNGER

[SIGNATURE PAGE TO CONVERSION AND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this CONVERSION AND AMENDMENT AGREEMENT as of the date first written above.

STOCKHOLDERS:
ROOSTER PARTNERS, LP

By:	/s/ Robert Yin, Under Power of Attorney
Name:
Title:

SAUNDERS HOLDINGS, L.P.

By:	/s/ Robert Yin, Under Power of Attorney
Name:
Title:

TALLACK PARTNERS, L.P.

By:	/s/ Robert Yin, Under Power of Attorney
Name:
Title:

PATRICK AND YING CHEN 2001 LIVING TRUST DATED 3/17/01

By:	/s/ Robert Yin, Under Power of Attorney
Name:
Title:

JAMES N. WHITE AND PATRICIA A. O’BRIEN, AS TRUSTEES OF THE WHITE FAMILY TRUST, U/A/D 4/3/97

By:	/s/ Robert Yin, Under Power of Attorney
Name:
Title:

[SIGNATURE PAGE TO CONVERSION AND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this CONVERSION AND AMENDMENT AGREEMENT as of the date first written above.

STOCKHOLDERS:

YIN FAMILY TRUST DATED MARCH 1, 1997

By:	/s/ Robert Yin, Under Power of Attorney
Name:
Title:

NAAR FAMILY TRUST U/A/D 12/22/94

By:	/s/ Robert Yin, Under Power of Attorney
Name:
Title:

GREGORY P. SANDS AND SARAH J.D. SANDS, AS TRUSTEES (SANDS 2/24/99 TRUST)

By:	/s/ Robert Yin, Under Power of Attorney
Name:
Title:

JAMES N WHITE, TRUSTEE OF SIERRA TRUST U/A/D 12/16/1997

By:	/s/ Robert Yin, Under Power of Attorney
Name:
Title:

SHERRYL WILEY CASELLA, TRUSTEE OF SHERRYL WILEY CASELLA REVOCABLE TRUST DATED 5/8/06

By:	/s/ Robert Yin, Under Power of Attorney
Name:
Title:

[SIGNATURE PAGE TO CONVERSION AND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this CONVERSION AND AMENDMENT AGREEMENT as of the date first written above.

STOCKHOLDERS:

STEVEN J. GRAW AND LYNNE B. GRAW AS TRUSTEES OF THE GRAW FAMILY TRUST U/A/D 2/20/08

By:	/s/ Robert Yin, Under Power of Attorney
Name:
Title:

JAMES G LAPLANTE JR, MARK W YOUNGER, DAVIDE E. SWEET, CO-TRUSTEES OF LAUREN YOUNGER LIVING TRUST U/A/D 7/30/09

By:	/s/ Robert Yin, Under Power of Attorney
Name:
Title:

WILLIAM H. YOUNGER, JR. REVOCABLE TRUST U/A/D 8/5/2009

By:	/s/ Robert Yin, Under Power of Attorney
Name:
Title:

[SIGNATURE PAGE TO CONVERSION AND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this CONVERSION AND AMENDMENT AGREEMENT as of the date first written above.

STOCKHOLDERS:

Wells Fargo Bank, N.A., Trustee

Attention: Thomas M. Thurston

600 California Street 12th Floor

MAC A0193-120

San Francisco, CA. 94108

Phone: (415) 396-3736

Fax: (415) 975-7539

Email: thursttm@wellsfargo.com

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO SHERYLL W. CASELLA

By:	/s/ Thomas M. Thurston

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO WILLIAM H. YOUNGER, JR.

By:	/s/ Thomas M. Thurston

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO TENCH COXE

By:	/s/ Thomas M. Thurston

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DAVID E. SWEET (ROLLOVER)

By:	/s/ Thomas M. Thurston

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO G. LEONARD BAKER, JR.

By:	/s/ Thomas M. Thurston

[SIGNATURE PAGE TO CONVERSION AND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this CONVERSION AND AMENDMENT AGREEMENT as of the date first written above.

STOCKHOLDERS:

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO DIANE J. NAAR

By:	/s/ Thomas M. Thurston

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO YU-YING CHEN

By:	/s/ Thomas M. Thurston

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO PATRICIA TOM (PRE)

By:	/s/ Thomas M. Thurston

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO ROBERT YIN

By:	/s/ Thomas M. Thurston

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LYNNE B. GRAW

By:	/s/ Thomas M. Thurston

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LYNNE B. GRAW (ROLLOVER)

By:	/s/ Thomas M. Thurston

[SIGNATURE PAGE TO CONVERSION AND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this CONVERSION AND AMENDMENT AGREEMENT as of the date first written above.

STOCKHOLDERS:

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO PATRICIA TOM (POST)

By:	/s/ Thomas M. Thurston

WELLS FARGO BANK, N.A. FBO SHV PROFIT SHARING PLAN FBO LAUREN YOUNGER

By:	/s/ Thomas M. Thurston

[SIGNATURE PAGE TO CONVERSION AND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this CONVERSION AND AMENDMENT AGREEMENT as of the date first written above.

STOCKHOLDERS:

/s/ Barry Golombik
BARRY GOLOMBIK

BARRY L. GOLOMBIK AND MARY CATHERINE DANAHEY, CO-TRUSTEES OF THE GOLOMBIK / DANAHEY FAMILY TRUST – 1998

By:	/s/ Barry Golombik
Name:	Barry Golombik
Title:	Trustee

[SIGNATURE PAGE TO CONVERSION AND AMENDMENT AGREEMENT]